Exhibit 10.1

Execution Version

THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT AND ASSIGNMENT AGREEMENT, dated as of December 10, 2025 (this “Agreement”), by and among:

(1)             BCCI SPV-2, LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Borrower”);

(2)             BRIGHTWOOD SPV ADVISORS, LLC, a Delaware limited liability company (the “Collateral Manager”);

(3)             EACH OF THE LENDERS PARTY TO THE LOAN AND SERVICING AGREEMENT AS OF THE DATE HEREOF; and

(4)            WEBSTER BANK, N.A., as the Agent (as defined below).

The Borrower, the Collateral Manager, Webster Bank, N.A., as the collateral agent and administrative agent (in such capacities, the “Agent”) and the lenders party thereto as of the date hereof are party to that certain Loan and Servicing Agreement, dated as of October 11, 2024 (as amended by that First Amendment to Loan and Servicing Agreement, dated as of March 10, 2025, and that Second Amendment to Loan and Servicing Agreement and Commitment Increase Agreement, dated as of March 28, 2025, and as further amended, amended and restated, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement.

In accordance with Section 10.04 of the Loan and Servicing Agreement, each of First Foundation Bank (“First Foundation”) and Mitsubishi HC Capital America Inc. (“Mitsubishi” and, together with First Foundation, each an “Outgoing Lender” and, collectively, the “Outgoing Lenders”) has agreed to assign all of its rights and obligations under the Loan and Servicing Agreement and its interest therein in whole and all of its Advances to Webster Bank, N.A. (“Webster”) as set forth herein.

The parties hereto have also agreed to amend the Loan and Servicing Agreement on the terms and conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Loan and Servicing Agreement. As of the Effective Date (as defined below), the Loan and Servicing Agreement is hereby amended as follows:

(a)             The following defined terms and their respective definitions appearing in Section 1.01 of the Loan and Servicing Agreement are hereby amended in their entirety and replaced with the following:

“Administrative Agent Fee Letter” means the Second Amended and Restated Administrative Agent Fee Letter, dated as of December 10, 2025, between the Borrower, the Collateral Manager and Webster, in its capacities as Administrative Agent and Collateral Agent.

“Applicable Spread” means (i) 2.15%, plus (ii) following the occurrence and during the continuance of an Event of Default, 2.00%.

(b)             Annex A of the Loan and Servicing Agreement is hereby amended and restated to read as set forth on Annex A hereto, after giving effect to the assignment set forth in Section 2 hereof.

SECTION 2. Assignment.

(a)             For an agreed upon consideration, each Outgoing Lender hereby irrevocably sells and assigns to Webster, and Webster hereby irrevocably purchases and assumes from each Outgoing Lender, subject to and in accordance with the terms hereof and the Loan and Servicing Agreement, as of the Effective Date (i) all of each Outgoing Lender’s rights and obligations in its capacity as a Lender under the Loan and Servicing Agreement, and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of each Outgoing Lender under the Loan and Servicing Agreement, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of each Outgoing Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Servicing Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by an Outgoing Lender to Webster pursuant to clauses (i) and (ii) above being referred to herein collectively as its “Assigned Interest”). The sale and assignment is without recourse to any Outgoing Lender and, except as expressly provided herein, without representation or warranty by such Outgoing Lender. After giving effect to the sale and assignment, no Outgoing Lender shall be a party to the Loan and Servicing Agreement.

(b)             Each Outgoing Lender (a) represents and warrants to Webster that (i) it is the legal and beneficial owner of its Assigned Interest, (ii) its Assigned Interest is free and clear of any lien, encumbrance or other adverse claim imposed by such Outgoing Lender, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated by this Section 2 and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, or (iv) the performance or observance by the Borrower or any other Person of any of their respective obligations under any Loan Document.

(c)             From and after the Effective Date, the Agent shall make all payments in respect of each Outgoing Lender’s Assigned Interest (including payments of principal, interest, fees and other amounts accruing on and after the Effective Date) to Webster.

(d)             This Agreement shall be deemed a Joinder Supplement under the Loan and Servicing Agreement.

SECTION 3. Conditions Precedent. This Agreement, the amendments set forth in Section 1, the assignment set forth in Section 2 shall become effective on and as of the date hereof (the “Effective Date”) upon satisfaction of the following conditions precedent, as determined in the sole discretion of, or waived by, the Agent:

(a)             counterparts of this Agreement shall have been duly executed by, and delivered to, the parties hereto and thereto, each in form and substance reasonably satisfactory to the Agent;

(b)             the Agent shall have received a duly executed copy of an amended and restated Administrative Agent Fee Letter in form and substance reasonably satisfactory to the Agent; and

(c)             all reasonable and documented up-front expenses and fees (including the reasonable and documented legal fees of Agent’s outside counsel that have been invoiced on or prior to the Effective Date) shall have been paid in full.

SECTION 4. Representations and Warranties of the Borrower and the Collateral Manager. Each of the Borrower and the Collateral Manager hereby represents and warrants that:

(a)             It (i) has the power, authority and legal right to (x) execute and deliver this Agreement and (y) perform and carry out the terms of this Agreement and the Loan and Servicing Agreement as amended and supplemented hereby, (ii) has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Loan and Servicing Agreement as amended and supplemented hereby, and this Agreement has been duly executed and delivered by it.

(b)             This Agreement and the Loan and Servicing Agreement as amended and supplemented hereby each constitutes its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.

(c)             No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by it of this Agreement and the Loan and Servicing Agreement as amended and supplemented hereby, or the validity or enforceability of this Agreement and the Loan and Servicing Agreement as amended and supplemented hereby, other than such as have been met or obtained and are in full force and effect, in each case, other than those consents, approvals, registrations, filings or actions the failure of which to obtain or make could not reasonably be expected to materially impact the rights and remedies of the Collateral Agent, the Administrative Agent, any Lender and the Secured Parties with respect to matters arising under the Loan and Servicing Agreement or any other Transaction Document or the ability of any of the Borrower or the Collateral Manager to perform its obligations under the Loan and Servicing Agreement or any other Transaction Document to which it is a party.

(d)             There is no litigation, proceeding or investigation pending or, to its knowledge, threatened in writing against it or any of its properties, before any Governmental Authority (i) asserting the invalidity of this Agreement, the Loan and Servicing Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Loan and Servicing Agreement or any other Transaction Document to which it is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(e)             No Unmatured Event of Default or Event of Default shall have occurred and be continuing on the date hereof or shall result from the transactions contemplated hereby.

(f)              Its representations and warranties contained in this Agreement, the Loan and Servicing Agreement and the other Transaction Documents are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 5. Consent and Reaffirmation.

(a)             Each of the Borrower and the Collateral Manager agrees that the Loan and Servicing Agreement and each other Transaction Document continue to be in full force and effect and all of the covenants and agreements and other provisions contained in the Loan and Servicing Agreement (as amended and supplemented hereby) and each other Transaction Document are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date hereof,

(b)             The Borrower confirms and ratifies its collateral assignment and pledge to the Collateral Agent, on behalf of the Secured Parties, and grant of a security interest to the Collateral Agent, on behalf of the Secured Parties, in all of the Borrower’s right, title and interest in, to and under (but none of the obligations under) all of the Collateral, whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located, to secure the prompt and complete payment in full when due, whether at stated maturity, by lapse of time, acceleration or otherwise, of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to the Loan and Servicing Agreement and each other Transaction Document, whether now or hereafter existing, all as provided in the Transaction Documents as originally executed (and amended and supplemented hereby).

(c)             On the Effective Date, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan and Servicing Agreement as amended and supplemented by this Agreement and each reference in any other Transaction Document shall mean the Loan and Servicing Agreement as amended and supplemented hereby.

(d)             This Agreement is a Transaction Document under the Loan and Servicing Agreement.

SECTION 6. Expenses. Pursuant to Section 10.07 of the Loan and Servicing Agreement, each of the Borrower and the Collateral Manager agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented outside counsel fees and expenses) of the Agent in connection with the preparation, execution, delivery, and administration of this Agreement and the other documents entered into in connection herewith.

SECTION 7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

SECTION 9. Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:

BCCI SPV-2, LLC

By: Brightwood Capital Advisors, LLC, its manager

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Menber

THE COLLATERAL MANAGER:

BRIGHTWOOD SPV ADVISORS, LLC

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:

WEBSTER BANK, N.A.

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Senior Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

LENDERS:

WEBSTER BANK, N.A.
as a Lender

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Senior Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

FIRST FOUNDATION BANK,
as a Lender

By:	/s/ Joe Kucik
Name: Joe Kucik
Title: Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

LIVE OAK BANK,
as a Lender

By:	/s/ Braden Tuttle
Name: Braden Tuttle
Title: Analyst - Lender Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

HANMI BANK,
as a Lender

By:	/s/ Seung Hyu Lee
Name: Seung Hyu Lee
Title: SVP & Syndications Banking Manager

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

MITSUBISHI HC CAPITAL AMERICA INC.,
as a Lender

By:	/s/ Candace Pavliscak
Name: Candace Pavliscak
Title: Senior Vice President

[Signature Page to Third Amendment to Loan and Servicing Agreement and Assignment Agreement]

Annex A

Commitments

Lender	Commitment	Pro Rata Share
Webster Bank, N.A.	$115,500,000	77.00%
Live Oak Bank	$20,500,000	13.67%
Hanmi Bank	$14,000,000	9.33%
TOTAL	$150,000,000.00